UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-5723

Name of Fund:  Merrill Lynch Developing Capital Markets Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch Developing Capital Markets Fund, Inc., 800 Scudders
Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 06/30/03

Date of reporting period: 07/01/02 - 06/30/03

Item 1 - Attach shareholder report



(BULL LOGO)
Merrill Lynch Investment Managers


Annual Report
June 30, 2003


Merrill Lynch
Developing
Capital Markets
Fund, Inc.


www.mlim.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and
(3) on the Securities and Exchange Commission's website at http://www.sec.gov.



Merrill Lynch Developing Capital Markets Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



Merrill Lynch Developing Capital Markets Fund, Inc.



Asset Allocation
As a Percentage* of
Net Assets as of
June 30, 2003


                                Percent of
Country                         Net Assets

Brazil                              9.4%
Hungary                             0.7
Czech Republic                      0.8
Poland                              1.4
Russia                              7.1
Turkey                              1.5
India                               6.1
Thailand                            5.5
China                               5.9
Hong Kong                           0.3
South Korea                        21.1
Mexico                              7.8
Chile                               0.7
Peru                                0.7
South Africa                       10.2
Israel                              2.5
Malaysia                            5.0
Indonesia                           1.5
Taiwan                             11.7

*Total may not equal 100%.



Merrill Lynch Developing Capital Markets Fund, Inc., June 30, 2003


DEAR SHAREHOLDER


Effective April 14, 2003, the share class names for the Merrill Lynch Family of mutual funds were changed to be consistent with the standard share classes of most other mutual fund families. As of that date, all Class A Shares were redesignated as Class I Shares. At the same time, Class D Shares were redesignated Class A Shares. There were no changes to the Class B or Class C share class labels. Trading symbols have not been changed nor have current eligibility rules or pricing structures. This redesignation of share classes does not impact your investment in any way.


Fiscal Year in Review
For the 12 months ended June 30, 2003, Merrill Lynch Developing Capital Markets Fund Inc.'s Class A, Class B, Class C and Class I Shares had total returns of +0.79%, -0.10%, -0.10% and +0.87%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4 - 6 of this report to shareholders.) This compares to the +6.96% return of the unmanaged benchmark Morgan Stanley Capital International (MSCI) Emerging Markets Free Index for the same 12-month period.

The performance of developing markets during the past 12 months was both mixed and volatile. While the MSCI Emerging Markets Free Index finished up over the period, this can be split into two distinct phases with declines across many markets at the end of 2002 and start of 2003, before a rally during the last few months.

In Asia, markets were depressed for the majority of the fiscal year as hopes of a U.S.-led global recovery looked distant and investors' risk appetite remained low. Events in the region added to the general weakness in global stock markets as South Korea was affected by tensions with North Korea and the bombing in Bali dragged the Indonesian market lower. The looming war in Iraq and the increasing oil price also affected sentiment. The market was also influenced by the outbreak of SARS and the uncertainty regarding the spread of the disease and its economic impact. In the second quarter of 2003, global markets rallied strongly as the Iraq war came to a close and an improvement in economic data from the United States raised expectations of a recovery in global growth in the second half of the year. Asian markets performed spectacularly as optimism led to investors buying Asian equities as companies are well positioned to benefit from a recovery in global growth. South Korea, China, and Taiwan all rose strongly late in the period against this backdrop. In terms of portfolio strategy, the major negatives for relative performance were our overweight holdings in South Korea as the market suffered early on, and our overweight in Indonesia at the time of the bombing. However, as the South Korean market recouped losses during the second quarter of 2003, the Fund recovered slightly. The main positive for relative performance in Asia was our overweighted position in Thailand as the market rose steadily on the back of encouraging trends in domestic growth and corporate profitability.

Latin America was weak in the second half of 2002 along with most global markets but performed well during the first half of 2003 as investors' risk perception of countries such as Brazil decreased. In Brazil, the progress on reforms under the new Lula administration was positive and the economic outlook stabilized, providing a boost to the market. The portfolio was positioned with an overweight relative to the benchmark, which was beneficial but the selected stocks were too defensive. The Mexican market was driven by the outlook for economic growth, which improved later in the period as positive data from the United States suggested a recovery later in the year. Argentina, Venezuela and Chile all rose during the year as investors' risk appetite has increased. The Fund was underweight in all three countries compared to the benchmark, which negatively affected performance.

Europe, Middle East and Africa performed well relative to world markets in the second half of 2002 as the Central European markets of Poland, the Czech Republic and Hungary all trended upwards. However, the second half of the fiscal year was dominated by the strong rises in Russia and Israel. The Russian market was driven by the energy and utility sectors. The oil companies saw spectacular rises as positive news flow emerged, including the takeover of Sibneft by YUKOS Oil Company to form one of the largest oil companies in the world. The utility sector was positive as speculation surrounding the privatization of UES of Russia moved the stock price up more than 100% in U.S. dollar terms. Israel was buoyed by progress on the peace front and later in the period, by improving optimism for the global economic outlook. In terms of our strategy, there were mixed results. We favored Russia for the majority of the period and although this has brought excellent results recently, they were outweighed by the negative contribution from the latter half of 2002. Our underweighted position in Israel was also negative as the im-proving outlook buoyed the market.


Investment Outlook
Despite the recent rally, we believe that emerging markets still look attractively valued. However, for the rally to be sustained, clear signals of an improving global growth trend are needed. Valuations in some areas have probably appreciated too far so we continue to focus on companies with sound fundamentals, trading at valuations that assume reasonable expectations for future growth.

We continue to favor strong domestic growth stories such as Thailand, and countries such as Brazil, China and Malaysia who are benefiting from the weaker U.S. dollar. With the global growth outlook remaining opaque, the portfolio contains a balance of defensive stocks with high yields and companies perceived to have a higher operational leverage that are likely to benefit from an upturn in the global economy.


In Conclusion
We thank you for your interest in Merrill Lynch Developing Capital Markets Fund, Inc., and we look forward to serving your investment needs in the months and years ahead.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Josephine Ragni)
Josephine Ragni
Vice President and
Portfolio Manager



(Nicholas Moakes)
Nicholas Moakes
Vice President and
Portfolio Manager



August 1, 2003



Merrill Lynch Developing Capital Markets Fund, Inc., June 30, 2003


PERFORMANCE DATA


About Fund Performance


Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares.
Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

* Effective June 1, 2001, Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001, will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Total Return
Based on a
$10,000
Investment


A line graph illustrating the growth of a $10,000 investment in ML Developing Capital Markets Fund, Inc.++ Class A and Class C Shares* compared to a similar investment in Morgan Stanley Capital International Emerging Markets Free Index++++. Values illustrated are as follows:


ML Developing Capital Markets Fund, Inc.++
Class A Shares*

Date                              Value

10/21/1994**                    $ 9,475.00
June 1995                       $ 8,102.00
June 1996                       $ 9,281.00
June 1997                       $10,886.00
June 1998                       $ 6,953.00
June 1999                       $ 7,944.00
June 2000                       $ 9,202.00
June 2001                       $ 6,962.00
June 2002                       $ 6,854.00
June 2003                       $ 6,908.00


ML Developing Capital Markets Fund, Inc.++
Class C Shares*

Date                              Value

10/21/1994**                    $10,000.00
June 1995                       $ 8,503.00
June 1996                       $ 9,667.00
June 1997                       $11,249.00
June 1998                       $ 7,122.00
June 1999                       $ 8,078.00
June 2000                       $ 9,276.00
June 2001                       $ 6,964.00
June 2002                       $ 6,803.00
June 2003                       $ 6,796.00


Morgan Stanley Capital International
Emerging Markets Free Index++++

Date                              Value

10/21/1994**                    $10,000.00
June 1995                       $ 8,432.00
June 1996                       $ 9,146.00
June 1997                       $10,319.00
June 1998                       $ 6,286.00
June 1999                       $ 8,091.00
June 2000                       $ 8,857.00
June 2001                       $ 6,570.00
June 2002                       $ 6,656.00
June 2003                       $ 7,119.00



A line graph illustrating the growth of a $10,000 investment in ML Developing Capital Markets Fund, Inc.++ Class B Shares* compared to a similar investment in Morgan Stanley Capital International Emerging Markets Free Index++++. Values illustrated are as follows:


ML Developing Capital Markets Fund, Inc.++
Class B Shares*

Date                              Value

7/01/1994**                     $10,000.00
June 1995                       $ 9,778.00
June 1996                       $11,110.00
June 1997                       $12,931.00
June 1998                       $ 8,189.00
June 1999                       $ 9,283.00
June 2000                       $10,663.00
June 2001                       $ 8,007.00
June 2002                       $ 7,823.00
June 2003                       $ 7,815.00


Morgan Stanley Capital International
Emerging Markets Free Index++++

Date                              Value

7/01/1994**                     $10,000.00
June 1995                       $ 9,413.00
June 1996                       $10,211.00
June 1997                       $11,520.00
June 1998                       $ 7,018.00
June 1999                       $ 9,032.00
June 2000                       $ 9,887.00
June 2001                       $ 7,334.00
June 2002                       $ 7,430.00
June 2003                       $ 7,947.00



A line graph illustrating the growth of a $10,000 investment in ML Developing Capital Markets Fund, Inc.++ Class I Shares* compared to a similar investment in Morgan Stanley Capital International Emerging Markets Free Index++++. Values illustrated are as follows:


ML Developing Capital Markets Fund, Inc.++
Class I Shares*

Date                              Value

June 1993                       $ 9,475.00
June 1994                       $12,197.00
June 1995                       $11,993.00
June 1996                       $13,770.00
June 1997                       $16,201.00
June 1998                       $10,368.00
June 1999                       $11,882.00
June 2000                       $13,783.00
June 2001                       $10,462.00
June 2002                       $10,332.00
June 2003                       $10,422.00


Morgan Stanley Capital International
Emerging Markets Free Index++++

Date                              Value

June 1993                       $10,000.00
June 1994                       $13,716.00
June 1995                       $13,714.00
June 1996                       $14,876.00
June 1997                       $16,783.00
June 1998                       $10,224.00
June 1999                       $13,158.00
June 2000                       $14,404.00
June 2001                       $10,685.00
June 2002                       $10,825.00
June 2003                       $11,578.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**Commencement of operations.
++ML Developing Capital Markets Fund, Inc. invests in securities, principally equities, of issuers in countries having smaller capital markets.
++++This unmanaged Index measures the total returns of emerging foreign stock markets in Europe, Asia and the Far East. The starting date for the Index in the Class A & Class C Shares' graph is from 10/31/94, and in the Class B Shares' graph is from 7/31/94, respectively.



Average Annual
Total Return


                                   % Return Without   % Return With
Class A Shares*                      Sales Charge     Sales Charge**

One Year Ended 6/30/03                     +0.79%         -4.51%
Five Years Ended 6/30/03                   -0.13          -1.20
Inception (10/21/94) to 6/30/03            -3.57          -4.17

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



                                         % Return        % Return
Class B Shares*                        Without CDSC    With CDSC**

One Year Ended 6/30/03                     -0.10%         -4.10%
Five Years Ended 6/30/03                   -0.93          -1.33
Inception (7/01/94) to 6/30/03             -2.70          -2.70

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**Assuming payment of applicable contingent deferred sales charge.



                                         % Return        % Return
Class C Shares*                        Without CDSC    With CDSC**

One Year Ended 6/30/03                     -0.10%         -1.10%
Five Years Ended 6/30/03                   -0.93          -0.93
Inception (10/21/94) to 6/30/03            -4.35          -4.35

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**Assuming payment of applicable contingent deferred sales charge.



                                   % Return Without   % Return With
Class I Shares*                      Sales Charge     Sales Charge**

One Year Ended 6/30/03                     +0.87%         -4.42%
Five Years Ended 6/30/03                   +0.10          -0.97
Ten Years Ended 6/30/03                    +0.96          -0.41

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Merrill Lynch Developing Capital Markets Fund, Inc., June 30, 2003


PERFORMANCE DATA (concluded)

Recent
Performance
Results*

                                                                                                     Ten-Year/
                                                                     6-Month          12-Month    Since Inception
As of June 30, 2003                                                Total Return     Total Return    Total Return
ML Developing Capital Markets Fund Class A Shares                     +13.11%           +0.79%         -27.09%
ML Developing Capital Markets Fund Class B Shares                     +12.73            -0.10          -21.85
ML Developing Capital Markets Fund Class C Shares                     +12.66            -0.10          -32.04
ML Developing Capital Markets Fund Class I Shares                     +13.14            +0.87          +10.00
Morgan Stanley Capital International Emerging Markets Free Index**    +16.13            +6.96   +15.78/-20.53/-28.81

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge were included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
Fund's ten-year/since inception periods are ten years for Class I
Shares, from 7/01/94 for Class B Shares and from 10/21/94 for Class
A & Class C Shares.
**This unmanaged Index measures the total returns of emerging foreign stock markets in Europe, Asia and the Far East. The ten-year/since inception total returns are for ten years, from 7/31/94 and from 10/31/94, respectively.



CONSOLIDATED SCHEDULE OF INVESTMENTS                                                                      (in U.S. dollars)
                                    Shares                                                                       Percent of
AFRICA       Industries*             Held                           Common Stocks                        Value   Net Assets
South        Commercial Banks       126,651  ABSA Group Limited                                      $     592,612     1.0%
Africa                              252,120  FirstRand Limited                                             256,484     0.4
                                     98,096  Standard Bank Investment Corporation Limited                  428,435     0.7
                                                                                                     -------------   ------
                                                                                                         1,277,531     2.1

             Diversified             41,200  ++Telkom South Africa Limited                                 212,583     0.3
             Telecommunication
             Services

             Insurance              318,521  Sanlam Limited                                                296,890     0.5

             Metals & Mining        163,319  Anglo American PLC                                          2,520,245     4.1
                                     12,671  AngloGold Limited (ADR)(a)                                    404,205     0.7
                                     53,000  Gold Fields Limited                                           632,119     1.0
                                      5,048  Impala Platinum Holdings Limited                              299,788     0.5
                                                                                                     -------------   ------
                                                                                                         3,856,357     6.3

             Oil & Gas               54,643  Sasol Limited                                                 607,913     1.0

                                             Total Common Stocks in Africa (Cost--$5,755,565)            6,251,274    10.2



EUROPE

Czech        Commercial Banks        12,700  Komercni Banka AS (GDR)(b)                                    305,213     0.5
Republic
             Diversified             17,000  Cesky Telecom A.S. (GDR)(b)                                   174,607     0.3
             Telecommunication
             Services

                                             Total Common Stocks in the Czech Republic                     479,820     0.8


Hungary      Commercial Banks         2,490  ++OTP Bank (GDR)(b)                                            47,932     0.1

             Diversified             10,750  Magyar Tavkozlesi Rt (ADR)(a)                                 183,830     0.3
             Telecommunication
             Services

             Pharmaceuticals          2,659  ++Gedeon Richter (GDR)(b)                                     187,557     0.3

                                             Total Common Stocks in Hungary                                419,319     0.7


Poland       Commercial Banks        15,340  Bank Pekao SA (GDR)(b)                                        396,895     0.6

             Diversified             52,200  Telekomunikacja Polska SA (GDR)(b)                            183,196     0.3
             Telecommunication
             Services

             IT Services             17,160  ++Prokom Software SA (GDR)(b)                                 302,217     0.5

                                             Total Common Stocks in Poland                                 882,308     1.4


Russia       Electric Utilities      15,900  RAO Unified Energy System (Registered S) (GDR)(b)             425,325     0.7

             Food Products              770  ++Wimm-Bill-Dann Foods OJSC (ADR)(a)                           15,631     0.0

             Gas Utilities           44,700  OAO Gazprom (ADR)(a)                                          833,655     1.4

             Oil & Gas               14,841  LUKoil Holding (ADR)(a)                                     1,172,439     1.9
                                     28,938  Surgutneftegaz (ADR)(a)                                       604,804     1.0
                                     22,485  YUKOS (ADR)(a)                                              1,259,160     2.1
                                                                                                     -------------   ------
                                                                                                         3,036,403     5.0

                                             Total Common Stocks in Russia                               4,311,014     7.1


                                             Total Common Stocks in Europe (Cost--$4,565,103)            6,092,461    10.0



LATIN AMERICA

Brazil       Beverage                38,387  Companhia de Bebidas das Americas (ADR)(a)                    781,175     1.3

             Commercial Banks        15,100  Uniao de Bancos Brasileiros SA (Unibanco) (ADR)(a)            259,116     0.4

             Diversified             24,896  Brasil Telecom Participacoes SA (ADR)(a)                      932,355     1.5
             Telecommunication      137,983  Tele Centro Sul Participacoes SA                                  764     0.0
             Services                48,120  Tele Norte Leste Participacoes SA (ADR)(a)                    562,042     0.9
                                                                                                     -------------   ------
                                                                                                         1,495,161     2.4

             Electric Utilities      18,400  Companhia Energetica de Minas Gerais SA-CEMIG (ADR)(a)        169,832     0.3

             Metals & Mining         12,500  Companhia Siderurgica Nacional (ADR)(a)                       310,125     0.5
                                     23,240  Companhia Vale do Rio Doce (ADR)(a)                           644,910     1.1
                                                                                                     -------------   ------
                                                                                                           955,035     1.6

             Oil & Gas               87,703  Petroleo Brasileiro SA (ADR)(a)                             1,555,965     2.5

             Paper & Forest          12,600  Votorantim Celulose e Papel SA (ADR)(a)                       243,684     0.4
             Products

                                             Total Common Stocks in Brazil                               5,459,968     8.9



Merrill Lynch Developing Capital Markets Fund, Inc., June 30, 2003


CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)                                                          (in U.S. dollars)

LATIN AMERICA                       Shares                                                                       Percent of
(concluded)  Industries*             Held                           Common Stocks                        Value   Net Assets
Chile        Commercial Banks        10,100  Banco Santander Chile SA (ADR)(a)                       $     206,141     0.3%

             Diversified             18,920  ++Compania de Telecomunicaciones de Chile SA (ADR) (a)        223,256     0.4
             Telecommunication
             Services

                                             Total Common Stocks in Chile                                  429,397     0.7


Mexico       Beverages                4,100  ++Coca-Cola Femsa SA (ADR)(a)                                  88,150     0.1
                                      6,884  Fomento Economico Mexicano, SA de CV (ADR)(a)                 283,621     0.5
                                                                                                     -------------   ------
                                                                                                           371,771     0.6

             Commercial Banks       286,660  ++Grupo Financiero BBVA Bancomer, SA de CV                    242,275     0.4
                                     83,030  Grupo Financiero Banorte SA de CV 'O'                         234,976     0.4
                                                                                                     -------------   ------
                                                                                                           477,251     0.8

             Construction            25,375  Cemex SA de CV (ADR)(a)                                       565,609     0.9
             Materials

             Diversified             34,649  Telefonos de Mexico SA (ADR)(a)                             1,088,672     1.8
             Telecommunication
             Services

             Food & Staples           3,929  Wal-Mart de Mexico SA de CV 'C'                                10,591     0.0
             Retailing              202,298  Wal-Mart de Mexico SA de CV 'V'                               597,928     1.0
                                                                                                     -------------   ------
                                                                                                           608,519     1.0

             Household Durables     102,300  ++Corporacion GEO, SA de CV                                   300,305     0.5

             Industrial              94,300  Alfa, SA 'A'                                                  189,523     0.3
             Conglomerates

             Media                   11,319  Grupo Televisa SA (ADR)(a)                                    390,505     0.6

             Wireless                42,354  America Movil SA de CV 'L' (ADR)(a)                           794,137     1.3
             Telecommunication
             Services

                                             Total Common Stocks in Mexico                               4,786,292     7.8


Peru         Metals & Mining         14,521  Compania de Minas Buenaventura SA (ADR)(a)                    436,937     0.7

                                             Total Common Stocks in Peru                                   436,937     0.7


                                             Total Common Stocks in Latin America (Cost--$9,964,176)    11,112,594    18.1


MIDDLE EAST

Israel       Commercial Banks       115,730  ++Bank Hapoalim                                               245,699     0.4

             Industrial              45,221  ++Clal Industries Ltd.                                        193,894     0.3
             Conglomerates

             Pharmaceuticals         10,708  Teva Pharmaceutical Industries Ltd. (ADR)(a)                  609,606     1.0

             Software                23,932  ++Check Point Software Technologies Ltd.                      467,871     0.8

                                             Total Common Stocks in Israel                               1,517,070     2.5


Turkey       Diversified        129,996,070  Haci Omer Sabanci Holdings AS                                 311,752     0.5
             Financial           34,612,100  ++Koc Holding AS                                              302,726     0.5
             Services                                                                                -------------   ------
                                                                                                           614,478     1.0

             Wireless            47,271,300  ++Turkcell Iletisim Hizmetleri AS                             316,754     0.5
             Telecommunication
             Services

                                             Total Common Stocks in Turkey                                 931,232     1.5

                                             Total Common Stocks in the Middle East (Cost--$2,670,968)   2,448,302     4.0



PACIFIC
BASIN/ASIA

China        Air Freight &        1,405,000  ++Sinotrans Limited 'H'                                       396,376     0.6
             Logistics

             Biotechnology          588,000  Global Bio-chem Technology Group Company Limited              190,391     0.3

             Distributors           206,000  China Resources Enterprise Limited                            178,312     0.3

             Electric Utilities     968,000  Beijing Datang Power Generation Company Limited 'H'           425,152     0.7
                                    330,537  Huaneng Power International, Inc. 'H'                         377,241     0.6
                                                                                                     -------------   ------
                                                                                                           802,393     1.3

             Electrical Equipment   176,000  BYD Company Limited 'H'                                       396,094     0.6

             Metals & Mining        200,000  Yanzhou Coal Mining Co. Ltd. 'H'                               92,971     0.2

             Oil & Gas            1,104,000  PetroChina Company Limited                                    332,694     0.5

             Real Estate            596,000  ++Beijing Capital Land Limited 'H'                            110,821     0.2

             Textiles, Apparel &    224,000  Texwinca Holdings Limited                                     178,094     0.3
             Luxury Goods

             Wireless               412,000  China Mobile (Hong Kong) Limited                              972,128     1.6
             Telecommunication
             Services

                                             Total Common Stocks in China                                3,650,274     5.9


Hong Kong    Specialty Retail       560,000  Giordano International Limited                                174,144     0.3

                                             Total Common Stocks in Hong Kong                              174,144     0.3


India        Automobiles             60,280  Hero Honda Motors Ltd.                                        328,446     0.5
                                     53,850  ++Maruti Udyog Limited                                        144,851     0.2
                                                                                                     -------------   ------
                                                                                                           473,297     0.7

             Commercial Banks        77,500  HDFC Bank Ltd.                                                431,862     0.7
                                         25  ICICI Bank Limited                                                 81     0.0
                                     53,200  ++ICICI Bank Limited (ADR)(a)                                 386,764     0.6
                                     41,770  State Bank of India                                           345,342     0.6
                                                                                                     -------------   ------
                                                                                                         1,164,049     1.9

             Electric Utilities         432  BSES Ltd.                                                       2,597     0.0

             IT Services              6,211  Infosys Technologies Limited                                  436,367     0.7



Merrill Lynch Developing Capital Markets Fund, Inc., June 30, 2003


CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)                                                          (in U.S. dollars)

PACIFIC BASIN/ASIA                  Shares                                                                       Percent of
(continued)  Industries*             Held                           Common Stocks                        Value   Net Assets
India        Oil & Gas               56,200  Bharat Petroleum Corporation Ltd.                       $     343,344     0.6%
(concluded)                          43,100  Hindustan Petroleum Corporation Ltd.                          324,154     0.5
                                        110  ++Reliance Industries Ltd. (Compulsory Demat Shares)              768     0.0
                                                                                                     -------------   ------
                                                                                                           668,266     1.1

             Pharmaceuticals         45,000  Dr. Reddy's Laboratories Limited                            1,060,071     1.7

                                             Total Common Stocks in India                                3,804,647     6.1


Indonesia    Commercial Banks     1,332,500  ++PT Bank Mandiri                                             109,023     0.2

             Diversified            913,500  PT Telekomunikasi Indonesia                                   512,114     0.8
             Telecommunication
             Services

             Food Products        2,899,100  PT Indofood Sukses Makmur Tbk                                 298,695     0.5

                                             Total Common Stocks in Indonesia                              919,832     1.5


Malaysia     Commercial Banks       140,000  Malayan Banking Berhad                                        316,842     0.5
                                    201,800  RHB Capital Berhad                                             89,748     0.1
                                                                                                     -------------   ------
                                                                                                           406,590     0.6

             Construction &         250,000  Gamuda Berhad                                                 404,605     0.7
             Engineering

             Food Products          253,000  IOI Corporation Berhad                                        379,500     0.6

             Hotels, Restaurants    305,800  Resorts World Berhad                                          788,642     1.3
             & Leisure

             Industrial             187,900  Sime Darby Berhad                                             252,182     0.4
             Conglomerates

             Marine                 171,200  Malaysia International Shipping Corporation
                                             Berhad 'Foreign'                                              340,147     0.6

             Tobacco                 46,000  British American Tobacco Berhad                               472,105     0.8

                                             Total Common Stocks in Malaysia                             3,043,771     5.0


South Korea  Airlines                18,830  Korean Air Co., Ltd.                                          215,966     0.4

             Automobiles             13,500  Hyundai Mobis                                                 346,400     0.6
                                     12,018  Hyundai Motor Company Ltd.                                    317,931     0.5
                                                                                                     -------------   ------
                                                                                                           664,331     1.1

             Chemicals               13,100  LG Chem, Ltd.                                                 526,413     0.9

             Commercial Banks        26,101  Kookmin Bank                                                  786,635     1.3

             Diversified              8,220  KT Corporation                                                321,368     0.5
             Telecommunication
             Services

             Electric Utilities      34,460  Korea Electric Power Corporation                              545,244     0.9

             Electronic Equipment     4,330  Samsung Display Devices Co., Ltd.                             328,058     0.5
             & Instruments            7,880  Samsung Electro Mechanics Co., Ltd.                           258,928     0.4
                                                                                                     -------------   ------
                                                                                                           586,986     0.9

             Food Products            9,880  Cheil Jedang Corporation                                      430,105     0.7

             Household Durables      29,300  Hanssem Co., Ltd.                                             252,650     0.4

             Metals & Mining         10,520  POSCO                                                       1,092,072     1.8

             Personal Products        3,410  Pacific Corporation                                           365,408     0.6

             Semiconductors &        16,841  Samsung Electronics                                         5,005,069     8.2
             Semiconductor
             Equipment

             Textiles, Apparel &     50,170  Cheil Industries Inc.                                         693,014     1.1
             Luxury Goods

             Tobacco                 16,190  KT&G Corporation                                              267,010     0.4

             Wireless                16,340  ++KT Freetel                                                  341,300     0.6
             Telecommunication        4,580  SK Telecom Co., Ltd.                                          782,185     1.3
             Services                                                                                -------------   ------
                                                                                                         1,123,485     1.9

                                             Total Common Stocks in South Korea                         12,875,756    21.1


Taiwan       Chemicals              348,000  Formosa Chemicals & Fibre Corporation                         390,130     0.6
                                    283,000  Formosa Plastic Corporation                                   394,123     0.6
                                    374,588  Nan Ya Plastic Corporation                                    405,867     0.7
                                                                                                     -------------   ------
                                                                                                         1,190,120     1.9

             Commercial Banks     1,212,431  ++SinoPac Holdings Company                                    443,145     0.7
                                    937,000  ++Taishin Financial Holdings Co., Ltd.                        487,316     0.8
                                                                                                     -------------   ------
                                                                                                           930,461     1.5

             Computers &            152,000  Ambit Microsystems Corp.                                      469,922     0.8
             Peripherals            182,000  Asustek Computer Inc.                                         460,127     0.8
                                     19,280  Benq Corporation                                               21,893     0.0
                                    280,221  Compal Electronics Inc.                                       375,679     0.6
                                    181,100  Quanta Computer Inc.                                          374,130     0.6
                                                                                                     -------------   ------
                                                                                                         1,701,751     2.8

             Diversified          1,068,004  ++Fubon Financial Holding Co., Ltd.                           854,773     1.4
             Financial Services

             Electronic             164,555  Hon Hai Precision Industry                                    596,696     1.0
             Equipment &
             Instruments

             Leisure Equipment &     82,000  Pihsiang Machinery Mfg. Co., Ltd.                             242,849     0.4
             Products

             Metals & Mining        705,792  China Steel Corporation                                       489,425     0.8

             Semiconductors &        46,000  MediaTek Incorporation                                        461,196     0.8
             Semiconductor          408,712  ++Taiwan Semiconductor Manufacturing Company                  673,117     1.1
             Equipment                                                                               -------------   ------
                                                                                                         1,134,313     1.9

                                             Total Common Stocks in Taiwan                               7,140,388    11.7


Thailand     Commercial Banks       142,400  ++Bangkok Bank Public Company Limited 'Foreign'               228,639     0.4

             Construction           118,300  The Siam Cement Public Company Limited 'Foreign'              472,750     0.8
             Materials




Merrill Lynch Developing Capital Markets Fund, Inc., June 30, 2003


CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)                                                          (in U.S. dollars)

PACIFIC BASIN/ASIA                  Shares                                                                       Percent of
(concluded)   Industries*            Held                           Common Stocks                        Value   Net Assets
Thailand     Electric Utilities     381,900  Ratchaburi Electricity Generating Holding Public
(concluded)                                  Company Limited 'Foreign'                               $     249,816     0.4%

             Media                   56,300  BEC World Public Company Limited 'Foreign'                    321,408     0.5

             Oil & Gas              545,100  PTT Public Company Limited                                    862,254     1.4

             Real Estate          1,139,700  ++Sansiri Public Company Limited 'Foreign'                    225,012     0.4

             Wireless               666,100  Advanced Info Service Public Company Limited
             Telecommunication               'Foreign Registered'                                          966,511     1.6
             Services

                                             Total Common Stocks in Thailand                             3,326,390     5.5

                                             Total Common Stocks in the Pacific Basin/Asia
                                             (Cost--$31,833,731)                                        34,935,202    57.1


                                             Total Common Stocks (Cost--$54,789,543)                    60,839,833    99.4



LATIN AMERIC                                                       Preferred Stocks
Brazil       Metals & Mining         69,000  ++Usinas Siderurgicas de Minas Gerais SA 'A'                  316,260     0.5

                                             Total Preferred Stocks (Cost--$254,988)                       316,260     0.5


             Total Investments (Cost--$55,044,531)                                                      61,156,093    99.9
             Unrealized Depreciation on Forward Foreign Exchange Contracts**                                 (402)     0.0
             Other Assets Less Liabilities                                                                  35,176     0.1
                                                                                                     -------------   ------
             Net Assets                                                                              $  61,190,867   100.0%
                                                                                                     =============   ======

++Non-income producing security.
*For Fund compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
**Forward foreign exchange contracts as of June 30, 2003 were as follows:


Foreign Currency                      Expiration       Unrealized
Purchased                                Date         Depreciation

IDR  908,431,875                      July 2003       $      (402)
Total Unrealized Depreciation on Forward
Foreign Exchange Contracts--Net
(US$ Commitment--$110,515)                            $      (402)
                                                      ============

(a)American Depositary Receipts (ADR).
(b)Global Depositary Receipts (GDR).

See Notes to Consolidated Financial Statements.



CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

                  As of June 30, 2003
Assets:           Investments, at value (identified cost--$55,044,531)                                        $  61,156,093
                  Foreign cash (cost--$344,822)                                                                     344,696
                  Receivables:
                     Securities sold                                                         $     228,831
                     Dividends                                                                     227,893
                     Capital shares sold                                                            64,169
                     Interest                                                                          720          521,613
                                                                                             -------------
                  Prepaid expenses                                                                                   23,414
                                                                                                              -------------
                  Total assets                                                                                   62,045,816
                                                                                                              -------------

Liabilities:      Unrealized depreciation on forward foreign exchange contracts                                         402
                  Payables:
                     Securities purchased                                                          458,765
                     Custodian bank                                                                137,853
                     Capital shares redeemed                                                        98,329
                     Investment adviser                                                             52,010
                     Other affiliates                                                               44,220
                     Distributor                                                                    19,526          810,703
                                                                                             -------------
                  Accrued expenses and other liabilities                                                             43,844
                                                                                                              -------------
                  Total liabilities                                                                                 854,949
                                                                                                              -------------

Net Assets:       Net assets                                                                                  $  61,190,867
                                                                                                              =============

Net Assets        Class A Shares of Common Stock, $.10 par value, 100,000,000 shares
Consist of:       authorized                                                                                  $     120,318
                  Class B Shares of Common Stock, $.10 par value, 100,000,000 shares
                  authorized                                                                                        155,146
                  Class C Shares of Common Stock, $.10 par value, 100,000,000 shares
                  authorized                                                                                         51,008
                  Class I Shares of Common Stock, $.10 par value, 100,000,000 shares
                  authorized                                                                                        276,129
                  Paid-in capital in excess of par                                                              311,586,642
                  Accumulated investment loss--net                                           $   (132,280)
                  Accumulated realized capital losses on investments and foreign
                  currency transactions--net                                                 (256,977,200)
                  Unrealized appreciation on investments and foreign currency
                  transactions--net                                                              6,111,104
                                                                                             -------------
                  Total accumulated losses--net                                                               (250,998,376)
                                                                                                              -------------
                  Net assets                                                                                  $  61,190,867
                                                                                                              =============

Net Asset         Class A--Based on net assets of $12,352,709 and 1,203,183 shares outstanding                $       10.27
Value:                                                                                                        =============
                  Class B--Based on net assets of $15,106,594 and 1,551,459 shares outstanding                $        9.74
                                                                                                              =============
                  Class C--Based on net assets of $4,945,814 and 510,080 shares outstanding                   $        9.70
                                                                                                              =============
                  Class I--Based on net assets of $28,785,750 and 2,761,293 shares outstanding                $       10.42
                                                                                                              =============

See Notes to Consolidated Financial Statements.



Merrill Lynch Developing Capital Markets Fund, Inc., June 30, 2003


CONSOLIDATED STATEMENT OF OPERATIONS

                  For the Year Ended June 30, 2003
Investment        Dividends (net of $231,945 foreign withholding tax)                                         $   1,469,576
Income:           Interest                                                                                           15,067
                                                                                                              -------------
                  Total income                                                                                    1,484,643
                                                                                                              -------------

Expenses:         Investment advisory fees                                                   $     625,738
                  Account maintenance and distribution fees--Class B                               177,168
                  Custodian fees                                                                   131,574
                  Transfer agent fees--Class I                                                     116,736
                  Professional fees                                                                 88,271
                  Transfer agent fees--Class B                                                      86,577
                  Accounting services                                                               76,923
                  Registration fees                                                                 52,321
                  Printing and shareholder reports                                                  51,877
                  Directors' fees and expenses                                                      51,149
                  Account maintenance and distribution fees--Class C                                48,349
                  Transfer agent fees--Class A                                                      45,209
                  Account maintenance fees--Class A                                                 28,074
                  Transfer agent fees--Class C                                                      23,869
                  Pricing fees                                                                       1,784
                  Other                                                                             16,115
                                                                                             -------------
                  Total expenses                                                                                  1,621,734
                                                                                                              -------------
                  Investment loss--net                                                                            (137,091)
                                                                                                              -------------

Realized &        Realized gain (loss) from:
Unrealized Gain      Investments--net (net of $2,463 withholding tax on foreign
(Loss) on            capital gains)                                                            (4,358,559)
Investments &        Foreign currency transactions--net                                            537,735      (3,820,824)
Foreign Currency                                                                             -------------
Transactions--    Change in unrealized appreciation/depreciation on:
Net:                 Investments--net                                                            3,091,980
                     Foreign currency transactions--net                                              3,103        3,095,083
                                                                                             -------------    -------------
                  Total realized and unrealized loss on investments and foreign
                  currency transactions--net                                                                      (725,741)
                                                                                                              -------------
                  Net Decrease in Net Assets Resulting from Operations                                        $   (862,832)
                                                                                                              =============

See Notes to Consolidated Financial Statements.



CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
                                                                                              For the Year Ended June 30,
                  Increase (Decrease) in Net Assets:                                               2003             2002
Operations:       Investment loss--net                                                       $   (137,091)    $   (726,112)
                  Realized loss on investments and foreign currency transactions--net          (3,820,824)     (15,095,835)
                  Change in unrealized appreciation/depreciation on investments and
                  foreign currency transactions--net                                             3,095,083       12,836,948
                                                                                             -------------    -------------
                  Net decrease in net assets resulting from operations                           (862,832)      (2,984,999)
                                                                                             -------------    -------------

Capital Share     Net decrease in net assets derived from capital share transactions          (15,952,735)     (17,086,246)
Transactions:                                                                                -------------    -------------

Net Assets:       Total decreasein net assets                                                 (16,815,567)     (20,071,245)
                  Beginning of year                                                             78,006,434       98,077,679
                                                                                             -------------    -------------
                  End of year*                                                               $  61,190,867    $  78,006,434
                                                                                             =============    =============

                  *Accumulated investment loss--net                                          $   (132,280)    $   (562,673)
                                                                                             =============    =============

See Notes to Consolidated Financial Statements.



Merrill Lynch Developing Capital Markets Fund, Inc., June 30, 2003


CONSOLIDATED FINANCIAL HIGHLIGHTS

The following per share data and ratios have been derived                                    Class A++++
from information provided in the financial statements.
                                                                               For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                          2003         2002         2001         2000          1999
Per Share         Net asset value, beginning of year           $  10.19     $  10.35     $  13.68     $  11.81     $  10.41
Operating                                                      --------     --------     --------     --------     --------
Performance:      Investment income (loss)--net++                   .01        (.06)        (.02)        (.02)          .16
                  Realized and unrealized gain (loss)
                  on investments and foreign currency
                  transactions--net                                 .07        (.10)       (3.31)         1.89         1.30
                                                               --------     --------     --------     --------     --------
                  Total from investment operations                  .08        (.16)       (3.33)         1.87         1.46
                                                               --------     --------     --------     --------     --------
                  Less distributions:
                     In excess of realized gain on
                     investments--net                                --           --           --           --        (.06)
                                                               --------     --------     --------     --------     --------
                  Total distributions                                --           --           --           --        (.06)
                                                               --------     --------     --------     --------     --------
                  Net asset value, end of year                 $  10.27     $  10.19     $  10.35     $  13.68     $  11.81
                                                               ========     ========     ========     ========     ========

Total Investment  Based on net asset value per share               .79%      (1.55%)     (24.34%)       15.83%       14.26%
Return:*                                                       ========     ========     ========     ========     ========

Ratios to         Expenses                                        2.40%        2.44%        1.90%        2.09%        2.20%
Average                                                        ========     ========     ========     ========     ========
Net Assets:       Investment income (loss)--net                    .07%       (.61%)       (.16%)       (.15%)        1.74%
                                                               ========     ========     ========     ========     ========

Supplemental      Net assets, end of year (in thousands)       $ 12,353     $ 11,460     $ 11,888     $ 27,475     $ 19,648
Data:                                                          ========     ========     ========     ========     ========
                  Portfolio turnover                             77.68%      114.72%       41.01%       51.68%       84.92%
                                                               ========     ========     ========     ========     ========




The following per share data and ratios have been derived                                    Class B
from information provided in the financial statements.
                                                                               For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                          2003         2002         2001         2000          1999
Per Share         Net asset value, beginning of year           $   9.75     $   9.98     $  13.29     $  11.57     $  10.28
Operating                                                      --------     --------     --------     --------     --------
Performance:      Investment income (loss)--net++                 (.09)        (.14)        (.11)        (.12)          .08
                  Realized and unrealized gain (loss)
                  on investments and foreign currency
                  transactions--net                                 .08        (.09)       (3.20)         1.84         1.27
                                                               --------     --------     --------     --------     --------
                  Total from investment operations                (.01)        (.23)       (3.31)         1.72         1.35
                                                               --------     --------     --------     --------     --------
                  Less distributions:
                     In excess of realized gain on
                     investments--net                                --           --           --           --        (.06)
                                                               --------     --------     --------     --------     --------
                  Total distributions                                --           --           --           --        (.06)
                                                               --------     --------     --------     --------     --------
                  Net asset value, end of year                 $   9.74     $   9.75     $   9.98     $  13.29     $  11.57
                                                               ========     ========     ========     ========     ========

Total Investment  Based on net asset value per share             (.10%)      (2.30%)     (24.91%)       14.87%       13.37%
Return:*                                                       ========     ========     ========     ========     ========

Ratios to         Expenses                                        3.25%        3.25%        2.72%        2.88%        3.04%
Average                                                        ========     ========     ========     ========     ========
Net Assets:       Investment income (loss)--net                  (.98%)      (1.45%)      (1.00%)       (.97%)         .91%
                                                               ========     ========     ========     ========     ========

Supplemental      Net assets, end of year (in thousands)       $ 15,106     $ 25,714     $ 37,713     $ 79,861     $ 92,104
Data:                                                          ========     ========     ========     ========     ========
                  Portfolio turnover                             77.68%      114.72%       41.01%       51.68%       84.92%
                                                               ========     ========     ========     ========     ========




The following per share data and ratios have been derived                                    Class C
from information provided in the financial statements.
                                                                               For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                          2003         2002         2001         2000          1999
Per Share         Net asset value, beginning of year           $   9.71     $   9.94     $  13.24     $  11.53     $  10.24
Operating                                                      --------     --------     --------     --------     --------
Performance:      Investment income (loss)--net++                 (.07)        (.14)        (.11)        (.12)          .08
                  Realized and unrealized gain (loss)
                  on investments and foreign currency
                  transactions--net                                 .06        (.09)       (3.19)         1.83         1.27
                                                               --------     --------     --------     --------     --------
                  Total from investment operations                (.01)        (.23)       (3.30)         1.71         1.35
                                                               --------     --------     --------     --------     --------
                  Less distributions:
                     In excess of realized gain on
                     investments--net                                --           --           --           --        (.06)
                                                               --------     --------     --------     --------     --------
                  Total distributions                                --           --           --           --        (.06)
                                                               --------     --------     --------     --------     --------
                  Net asset value, end of year                 $   9.70     $   9.71     $   9.94     $  13.24     $  11.53
                                                               ========     ========     ========     ========     ========

Total Investment  Based on net asset value per share             (.10%)      (2.31%)     (24.92%)       14.83%       13.42%
Return:*                                                       ========     ========     ========     ========     ========

Ratios to         Expenses                                        3.24%        3.26%        2.73%        2.89%        3.04%
Average                                                        ========     ========     ========     ========     ========
Net Assets:       Investment income (loss)--net                  (.84%)      (1.46%)       (.99%)       (.96%)         .90%
                                                               ========     ========     ========     ========     ========

Supplemental      Net assets, end of year (in thousands)       $  4,946     $  5,938     $  8,065     $ 16,442     $ 17,768
Data:                                                          ========     ========     ========     ========     ========
                  Portfolio turnover                             77.68%      114.72%       41.01%       51.68%       84.92%
                                                               ========     ========     ========     ========     ========

*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
++++Effective April 14, 2003, Class D Shares were redesignated Class
A Shares.

See Notes to Consolidated Financial Statements.



Merrill Lynch Developing Capital Markets Fund, Inc., June 30, 2003


CONSOLIDATED FINANCIAL HIGHLIGHTS (concluded)

The following per share data and ratios have been derived                                    Class I++++
from information provided in the financial statements.
                                                                               For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                          2003         2002         2001         2000          1999
Per Share         Net asset value, beginning of year           $  10.33     $  10.46     $  13.78     $  11.88     $  10.44
Operating                                                      --------     --------     --------     --------     --------
Performance:      Investment income (loss)--net++                   .02        (.04)          .01          .01          .18
                  Realized and unrealized gain (loss)
                  on investments and foreign currency
                  transactions--net                                 .07        (.09)       (3.33)         1.89         1.32
                                                               --------     --------     --------     --------     --------
                  Total from investment operations                  .09        (.13)       (3.32)         1.90         1.50
                                                               --------     --------     --------     --------     --------
                  Less distributions:
                     In excess of realized gain on
                     investments--net                                --           --           --           --        (.06)
                                                               --------     --------     --------     --------     --------
                  Total distributions                                --           --           --           --        (.06)
                                                               --------     --------     --------     --------     --------
                  Net asset value, end of year                 $  10.42     $  10.33     $  10.46     $  13.78     $  11.88
                                                               ========     ========     ========     ========     ========

Total Investment  Based on net asset value per share               .87%      (1.24%)     (24.09%)       15.99%       14.60%
Return:*                                                       ========     ========     ========     ========     ========

Ratios to         Expenses                                        2.15%        2.18%        1.65%        1.84%        1.97%
Average                                                        ========     ========     ========     ========     ========
Net Assets:       Investment income (loss)--net                    .24%       (.37%)         .09%         .10%        1.94%
                                                               ========     ========     ========     ========     ========

Supplemental      Net assets, end of year (in thousands)       $ 28,786     $ 34,894     $ 40,412     $ 76,572     $ 83,115
Data:                                                          ========     ========     ========     ========     ========
                  Portfolio turnover                             77.68%      114.72%       41.01%       51.68%       84.92%
                                                               ========     ========     ========     ========     ========

*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
++++Effective April 14, 2003, Class A Shares were redesignated Class
I Shares.

See Notes to Consolidated Financial Statements.



NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Developing Capital Markets Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers multiple classes of shares. Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares. The Fund's financial statements and financial highlights contained within this report reflect the new share class redesignation. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official closing price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors. Occasionally, events affecting the values of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the market on which such securities trade) and the close of business on the NYSE. If events (for example, company announcement, natural disasters, market volatility) occur during such periods that are expected to materially affect the value for such securities, those securities may be valued at their fair market value as determined in good faith by the Fund's Board of Directors or by the investment adviser using a pricing service and/or procedures approved by the Board of Directors of the Fund.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movement and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.



Merrill Lynch Developing Capital Markets Fund, Inc., June 30, 2003


NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)


* Options--The Fund is authorized to write put and covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Basis of consolidation--The accompanying consolidated financial statements include the accounts of Inversiones en Marcado Accionario de Valores Chile Limitada, a wholly-owned subsidiary, which primarily invests in Chilean securities. Intercompany accounts and transactions have been eliminated.

(i) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash as collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(j) Custodian bank--The Fund recorded an amount payable to the custodian bank reflecting an overnight overdraft, which resulted from management estimates of available cash.

(k) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $4,575 have been reclassified between paid-in capital in excess of par and accumulated realized capital losses and $567,484 has been reclassified between accumulated realized capital losses and accumulated investment loss. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is a limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 1.0%, on an annual basis, of the average daily value of the Fund's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                 Account
                               Maintenance       Distribution
                                   Fee               Fee

Class A                            .25%               --
Class B                            .25%              .75%
Class C                            .25%              .75%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended June 30, 2003, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:


                                   FAMD             MLPF&S

Class A                            $147             $3,125
Class I                            $ 63             $  956


For the year ended June 30, 2003, MLPF&S received contingent deferred sales charges of $12,434 and $454 relating to transactions in Class B and Class C Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the year ended June 30, 2003, MLIM, LLC received no securities lending agent fees.

In addition, MLPF&S received $712 in commissions on the execution of portfolio security transactions for the Fund for the year ended June 30, 2003.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended June 30, 2003, the Fund reimbursed MLIM $1,310 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.



Merrill Lynch Developing Capital Markets Fund, Inc., June 30, 2003


NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (concluded)


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended June 30, 2003 were $47,359,518 and $62,830,205, respectively.

Net realized gains (losses) for the year ended June 30, 2003 and net unrealized gains (losses) as of June 30, 2003 were as follows:


                                     Realized          Unrealized
                                  Gains (Losses)     Gains (Losses)

Long-term investments             $  (4,358,559)     $    6,111,562
Foreign currency transactions            537,735              (458)
                                  --------------     --------------
Total                             $  (3,820,824)     $    6,111,104
                                  ==============     ==============


As of June 30, 2003, net unrealized appreciation for Federal income tax purposes aggregated $5,247,070, of which $8,389,232 related to appreciated securities and $3,142,162 related to depreciated securities. The aggregate cost of investments at June 30, 2003 for Federal income tax purposes was $55,909,023.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $15,952,735 and $17,086,246 for the years ended June 30, 2003 and June 30, 2002, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                               Dollar
Ended June 30, 2003++                    Shares           Amount

Shares sold                              205,800     $    1,932,994
Automatic conversion of shares           462,058          4,176,590
                                  --------------     --------------
Total issued                             667,858          6,109,584
Shares redeemed                        (588,988)        (5,326,394)
                                  --------------     --------------
Net increase                              78,870     $      783,190
                                  ==============     ==============

++Effective April 14, 2003, Class D Shares were redesignated Class A
Shares.



Class A Shares for the Year                               Dollar
Ended June 30, 2002++                    Shares           Amount

Shares sold                              226,408     $    2,449,919
Automatic conversion of shares           199,874          2,002,665
                                  --------------     --------------
Total issued                             426,282          4,452,584
Shares redeemed                        (450,028)        (4,575,215)
                                  --------------     --------------
Net decrease                            (23,746)     $    (122,631)
                                  ==============     ==============

++Effective April 14, 2003, Class D Shares were redesignated Class A
Shares.



Class B Shares for the Year                               Dollar
Ended June 30, 2003                      Shares           Amount

Shares sold                              132,709     $    1,167,107
Automatic conversion of shares         (485,006)        (4,176,590)
Shares redeemed                        (733,966)        (6,436,459)
                                  --------------     --------------
Net decrease                         (1,086,263)     $  (9,445,942)
                                  ==============     ==============



Class B Shares for the Year                               Dollar
Ended June 30, 2002                      Shares           Amount

Shares sold                              302,142     $    3,022,873
Automatic conversion of shares         (208,032)        (2,002,665)
Shares redeemed                      (1,233,735)       (11,724,002)
                                  --------------     --------------
Net decrease                         (1,139,625)     $ (10,703,794)
                                  ==============     ==============



Class C Shares for the Year                               Dollar
Ended June 30, 2003                      Shares           Amount

Shares sold                               75,086     $      669,075
Shares redeemed                        (176,614)        (1,542,556)
                                  --------------     --------------
Net decrease                           (101,528)     $    (873,481)
                                  ==============     ==============



Class C Shares for the Year                               Dollar
Ended June 30, 2002                      Shares           Amount

Shares sold                               83,255     $      845,246
Shares redeemed                        (282,665)        (2,699,204)
                                  --------------     --------------
Net decrease                           (199,410)     $  (1,853,958)
                                  ==============     ==============



Class I Shares for the Year                               Dollar
Ended June 30, 2003++                    Shares           Amount

Shares sold                            8,272,668     $   76,954,352
Shares redeemed                      (8,890,369)       (83,370,854)
                                  --------------     --------------
Net decrease                           (617,701)     $  (6,416,502)
                                  ==============     ==============

++Effective April 14, 2003, Class A Shares were redesignated Class I
Shares.



Class I Shares for the Year                               Dollar
Ended June 30, 2002++                    Shares           Amount

Shares sold                            3,273,943     $   34,502,181
Shares redeemed                      (3,757,062)       (38,908,044)
                                  --------------     --------------
Net decrease                           (483,119)     $  (4,405,863)
                                  ==============     ==============

++Effective April 14, 2003, Class A Shares were redesignated Class I
Shares.



5. Commitments:
At June 30, 2003, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the schedule of investments, under which it had agreed to purchase and sell various foreign currencies with approximate values of $89,000 and $64,000, respectively.


6. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of ..09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 29, 2002, the credit agreement was renewed for one year under the same terms, except that the commitment was reduced from $1,000,000,000 to $500,000,000. The
Fund did not borrow under the credit agreement during the year ended June 30, 2003.


7. Distributions to Shareholders:
As of June 30, 2003, the components of accumulated losses on a tax basis were as follows:

Undistributed ordinary income--net                   $      269,353
Undistributed long-term capital gains--net                       --
                                                     --------------
Total undistributed earnings--net                           269,353
Capital loss carryforward                            (251,709,827)*
Unrealized gains--net                                     442,098**
                                                     --------------
Total accumulated losses--net                        $(250,998,376)
                                                     ==============

*On June 30, 2003, the Fund had a net capital loss carryforward of $251,709,827, of which $593,825 expires in 2005, $219,917,296 expires in 2007, $17,225,164 expires in 2010 and $13,973,542 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

**The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the deferral of post-October capital losses for tax purposes and other book/tax basis adjustments.



Merrill Lynch Developing Capital Markets Fund, Inc., June 30, 2003


INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Directors of Merrill Lynch Developing Capital Markets Fund, Inc.:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Merrill Lynch Developing Capital Markets Fund, Inc. and its subsidiary as of June 30, 2003, and the related consolidated statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2003 by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Developing Capital Markets Fund, Inc. and its subsidiary as of June 30, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
August 8, 2003



PORTFOLIO INFORMATION (unaudited)


Ten Largest Equity Holdings             Percent of
As of June 30, 2003                     Net Assets

Samsung Electronics                         8.2%
Anglo American PLC                          4.1
Petroleo Brasileiro SA (ADR)                2.5
YUKOS (ADR)                                 2.1
LUKoil Holding (ADR)                        1.9
POSCO                                       1.8
Telefonos de Mexico SA (ADR)                1.8
Dr. Reddy's Laboratories Limited            1.7
China Mobile (Hong Kong) Limited            1.6
Advanced Info Service Public Company
   Limited 'Foreign'                        1.6




OFFICERS AND DIRECTORS

                                                                                              Number of     Other Public
                                                                                            Portfolios in    Director-
                        Position(s)   Length                                                 Fund Complex      ships
                            Held     of Time                                                 Overseen by      Held by
Name, Address & Age      with Fund    Served    Principal Occupation(s) During Past 5 Years    Director       Director
Interested Director

Terry K. Glenn*          President   1999 to    President and Chairman of Merrill Lynch       114 Funds     None
P.O. Box 9011            and         present    Investment Managers, L.P. ("MLIM")/Fund     159 Portfolios
Princeton,               Director    and 1994   Asset Management, L.P. ("FAM")--Advised
NJ 08543-9011                        to present Funds since 1999; Chairman (Americas
Age: 62                                         Region) of MLIM from 2000 to 2002;
                                                Executive Vice President of MLIM and
                                                FAM (which terms as used herein include
                                                their corporate predecessors) from 1983
                                                to 2002; President of FAM Distributors,
                                                Inc. ("FAMD") from 1986 to 2002 and
                                                Director thereof from 1991 to 2002;
                                                Executive Vice President and Director of
                                                Princeton Services, Inc. ("Princeton
                                                Services") from 1993 to 2002; Director
                                                of Financial Data Services, Inc. from
                                                1985 to 2002.


*Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his former positions with MLIM, FAM and FAMD, Princeton Services and Princeton Administrators, L.P. The Director's term is unlimited.
Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.



                                                                                              Number of     Other Public
                                                                                            Portfolios in    Director-
                        Position(s)   Length                                                 Fund Complex      ships
                            Held     of Time                                                 Overseen by      Held by
Name, Address & Age      with Fund   Served*    Principal Occupation(s) During Past 5 Years    Director       Director
Independent Directors

Ronald W. Forbes         Director    2000 to    Professor Emeritus of Finance, School of       45 Funds     None
P.O. Box 9095                        present    Business, State University of New York      50 Portfolios
Princeton,                                      at Albany since 2000 and Professor
NJ 08543-9095                                   thereof from 1989 to 2000; International
Age: 62                                         Consultant at the Urban Institute
                                                from 1995 to 1999.


Cynthia A. Montgomery    Director    2000 to    Professor, Harvard Business School since       45 Funds     Unum
P.O. Box 9095                        present    1989; Director, Unum Provident              50 Portfolios   Provident
Princeton,                                      Corporation since 1990; Director,                           Corpora-
NJ 08543-9095                                   Newell Rubbermaid, Inc. since 1995.                         tion;
Age: 50                                                                                                     Newell
                                                                                                            Rubber-
                                                                                                            maid, Inc.



Merrill Lynch Developing Capital Markets Fund, Inc., June 30, 2003


OFFICERS AND DIRECTORS (concluded)
                                                                                              Number of     Other Public
                                                                                            Portfolios in    Director-
                        Position(s)   Length                                                 Fund Complex      ships
                            Held     of Time                                                 Overseen by      Held by
Name, Address & Age      with Fund   Served*    Principal Occupation(s) During Past 5 Years    Director       Director
Independent Directors (concluded)

Charles C. Reilly        Director    1990 to    Self-employed financial consultant since       45 Funds     None
P.O. Box 9095                        present    1990; Partner of Small Cities Cable         50 Portfolios
Princeton,                                      Television from 1986 to 1997.
NJ 08543-9095
Age: 72


Kevin A. Ryan            Director    2000 to    Founder and Director Emeritus of The           45 Funds     None
P.O. Box 9095                        present    Boston University Center for the            50 Portfolios
Princeton,                                      Advancement of Ethics and Character;
NJ 08543-9095                                   Professor of Education at Boston University
Age: 70                                         from 1982 to 1999 and Professor Emeritus
                                                thereof since 1999.


Roscoe S. Suddarth       Director    2000 to    President, Middle East Institute from 1995     45 Funds     None
P.O. Box 9095                        present    to 2001; Foreign Service Officer, United    50 Portfolios
Princeton,                                      States Foreign Service from 1961 to 1995;
NJ 08543-9095                                   Career Minister from 1989 to 1995; Deputy
Age: 67                                         Inspector General, U.S. Department of
                                                State from 1991 to 1994; U.S. Ambassador
                                                to the Hashemite Kingdom of Jordan from
                                                1987 to 1990.


Richard R. West          Director    1989 to    Dean Emeritus of New York University,          45 Funds     Bowne &
P.O. Box 9095                        present    Leonard N. Stern School of Business          50 Portolios   Co., Inc.;
Princeton,                                      Administration since 1994.                                  Vornado
NJ 08543-9095                                                                                               Realty Trust;
Age: 65                                                                                                     Vornado
                                                                                                            Operating
                                                                                                            Company;
                                                                                                            Alexander's,
                                                                                                            Inc.


Edward D. Zinbarg        Director    1994 to    Self-employed financial consultant since       45 Funds     None
P.O. Box 9095                        present    1994.                                       50 Portfolios
Princeton,
NJ 08543-9095
Age: 68


*The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.



                        Position(s)   Length
                            Held     of Time
Name, Address & Age      with Fund   Served*    Principal Occupation(s) During Past 5 Years
Fund Officers

Donald C. Burke          Vice        1993 to    First Vice President of MLIM and FAM since 1997 and Treasurer thereof
P.O. Box 9011            President   present    since 1999; Senior Vice President and Treasurer of Princeton Services
Princeton,               and         and 1999   since 1999; Vice President of FAMD since 1999; Director of MLIM Taxation
NJ 08543-9011            Treasurer   to present since 1990.
Age: 43


Robert C. Doll, Jr.      Senior      1999 to    President of MLIM and member of the Executive Management Committee
P.O. Box 9011            Vice        present    of ML & Co., Inc. since 2001; Global Chief Investment Officer and Senior
Princeton,               President              Portfolio Manager of MLIM since 1999; Chief Investment Officer of Equities
NJ 08543-9011                                   at Oppenheimer Funds, Inc. from 1990 to 1999 and Chief Investment Officer
Age: 48                                         thereof from 1998 to 1999; Executive Vice President of Oppenheimer Funds,
                                                Inc. from 1991 to 1999.


Nicholas D. Moakes       Vice        2003 to    Director (Equities) of MLIM and head of Asia Pacific investments since 2000;
P.O. Box 9011            President   present    Asian equities fund manager since 1997.
Princeton,
NJ 08543-9011
Age: 39


Josephine Ragni          Vice        2003 to    Director (Equities) of MLIM since 2003; Vice President of MLIM from 2000 to
P.O. Box 9011            President   present    2003; Co-Portfolio Manager of MLIM (developing capital markets and Latin
Princeton,                                      American family of funds) since 2002 and Latin American fund manager from
NJ 08543-9011                                   1998 to 2002.
Age: 34


Phillip S. Gillespie     Secretary   2003 to    First Vice President of MLIM since 2001; Director (Legal Advisory) of MLIM
P.O. Box 9011                        present    from 2000 to 2001; Vice President of MLIM from 1999 to 2000; Attorney
Princeton,                                      associated with MLIM since 1998; Assistant General Counsel of Chancellor
NJ 08543-9011                                   LGT Asset Management, Inc. from 1997 to 1998.
Age: 39


*Officers of the Fund serve at the pleasure of the Board of Directors.


Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.



Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02119


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--N/A (annual requirement only and not required to be answered until the registrant's fiscal year-end on or after July 15, 2003)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/ independence of more than one financial expert) If no, explain why not. -N/A (annual requirement only and not required to be answered until the registrant's fiscal year-end on or after July 15, 2003)

Item 4 - Disclose annually only (not answered until December 15,
2003)

(a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

(b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs
(a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

(e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

(f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

(h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees. N/A

(Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A

Item 8--Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b)--There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act. Attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Developing Capital Markets Fund, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Merrill Lynch Developing Capital Markets Fund, Inc.


Date: August 21, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Merrill Lynch Developing Capital Markets Fund, Inc.


Date: August 21, 2003


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Developing Capital Markets Fund, Inc.


Date: August 21, 2003



Attached hereto as a furnished exhibit are the certifications pursuant to Section 906 of the Sarbanes-Oxley Act.